THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO DISCOVERY BANCORP, THAT REGISTRATION IS NOT REQUIRED.

OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

                                DISCOVERY BANCORP

                             STOCK OPTION AGREEMENT

                             2004 STOCK OPTION PLAN

      9           Incentive Stock Option

      9           Non-Qualified Stock Option

      THIS AGREEMENT, dated the day of __________, 20__, by and between Discovery Bancorp, a California corporation (the "Corporation"), and ___________ ("Optionee");

      WHEREAS, pursuant to the Corporation's 2004 Stock Option Plan (the "Plan"), the Stock Option Committee has authorized the grant to Optionee of a Stock Option to purchase all or any part of ____________ (_____) authorized but unissued shares of the Corporation's Common Stock, no par value, at the price of _____________ Dollars ($____________) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

      NOW, THEREFORE, it is hereby agreed:

      1. Grant of Stock Option. Pursuant to said action of the Stock Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Corporation hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of _____________ (_____) Option Shares of the Corporation's Common Stock at the price of Dollars ($_____) per share. For purposes of this Agreement and the Plan, the date of grant shall be ______________. At the date of grant, Optionee does not own/owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Corporation or any Subsidiary.

      The Stock Option granted hereunder is/is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      2. Exercisability. This Stock Option shall be exercisable as to _____ Option Shares on _____; as to _____ Option Shares on _____; as to _____ Option Shares on _____; as to _____ Option Shares on _____; and as to _____ Option Shares on _____. This Stock Option shall remain exercisable as to all of such Option Shares until _________, 20_____ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. Option Shares as to which this Stock Option become exercisable may be purchased at any time prior to expiration of this Stock Option.

      3. Exercise of Stock Option. Subject to the provision of Paragraph 4 hereof, this Stock Option may be exercised by written notice delivered to the Corporation stating the number of Option Shares with respect to which this Stock Option is being exercised, together with cash (or bank, cashier's or certified check) and/or, if permitted at or before the time of exercise by the Stock Option Committee, shares of Common Stock of the Corporation which when added to the cash payment, if any, have an aggregate Fair Market Value equal to the full amount of the purchase price of such Option Shares. Not less than ten (10) Option Shares may be purchased at any one time unless the number purchased is the total number which remains to be purchased under this Stock Option and in no event may the Stock Option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of all federal and state income taxes then due, if any.

      4. Agreement and Representations of Optionee. Unless the shares of Common Stock covered by this Stock Option have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, Optionee shall: (i) by and upon accepting this Stock Option, represent and agree in writing, in the form of the letter attached hereto as Exhibit "A," for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of this Stock Option, or a part hereof, furnish evidence satisfactory to counsel for the Corporation, including written and signed representations in the form of the letter attached hereto as Exhibit "B," to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with the Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO DISCOVERY BANCORP, THAT REGISTRATION IS NOT REQUIRED."

At any time that Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, Optionee shall provide to the Corporation an opinion of Optionee's counsel, at the Corporation's expense, of which both such opinion and such counsel shall be satisfactory to the Corporation, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares if and when all of the restrictions on the transfer of the Option Shares, whether imposed by the Plan or federal or state law, have terminated.

      5. Prior Outstanding Stock Options. Pursuant to Section 8(b) of the Plan, an Incentive Stock Option held by Optionee may be exercisable while the Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her by the Corporation or a corporation which (at the time of grant) is a parent or Subsidiary of the Corporation, or a predecessor corporation of any such entity.

      6. Cessation of Affiliation. Except as provided in Paragraph 7 hereof, if, for any reason other than Optionee's disability or death, Optionee ceases to be employed by or affiliated with the Corporation or a Subsidiary, this Stock Option shall expire three (3) months thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after cessation of employment or affiliation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee ceased to be employed by or affiliated with the Corporation or Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

      7. Termination for Cause. If Optionee's employment by or affiliation with the Corporation or a Subsidiary is terminated for cause, this Stock Option shall expire on the expiration dates specified for said Stock Options at the time of their grant, or thirty (30) days after termination for cause, whichever is earlier, unless reinstated by the Stock Option Committee within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee. In the event of such reinstatement, Optionee may exercise this Stock Option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by or affiliated with the Corporation or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. For purposes of this Plan "cause" shall mean the Optionee's malfeasance or gross misfeasance in the performance of his/her duties or his/her conviction of illegal activity in connection therewith and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

      8. Disability or Death of Optionee. If Optionee becomes disabled or dies while employed by or affiliated with the Corporation or a Subsidiary, or during the three-month period referred to in Paragraph 6 hereof, this Stock Option shall automatically expire and terminate one (1) year after the date of Optionee's disability or death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's disability or death but before such expiration, the person or persons to whom Optionee's rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, subject to the provisions of Paragraph 14 hereof, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Optionee ceased to be employed by or affiliated with the Corporation or a Subsidiary. For purposes hereof, "disability" shall have the same meaning as set forth in Section 14 of the Plan.

      9. Nontransferability. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Optionee's lifetime only by Optionee.

      10. Employment. This Agreement shall not obligate the Corporation or a Subsidiary to employ Optionee for any period, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to increase or reduce Optionee's compensation.

      11. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Optionee as provided in the Plan. Except as provided in
Section 15 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

      12. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 16 and 17 of the Plan.

      13. Notification of Sale. Optionee agrees that Optionee, or any person acquiring Option Shares upon exercise of this Stock Option, will notify the Corporation in writing not more than five (5) days after any sale or other disposition of such Shares.

      14. Approvals. This Agreement and the issuance of Option Shares hereunder are expressly subject to the approval of the Plan and the form of this Agreement by the holders of not less than a majority of the voting stock of the Corporation. This Stock Option may not be exercised unless and until all applicable requirements of all regulatory agencies having jurisdiction with respect thereto, and of the securities exchanges upon which securities of the Corporation are listed, if any, have been complied with.

      15. Notices. All notices to the Corporation provided for in this Agreement shall be addressed to it in care of its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Secretary at its main office and all notices to Optionee shall be addressed to Optionee's address on file with the Corporation or a Subsidiary, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 26 of the Plan.

      16. Incorporation of Plan. All of the provisions of the Plan are incorporated herein by reference as if set forth in full in this Agreement. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions contained herein shall be disregarded.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

         Discovery Bancorp                          Optionee

         By: _______________________                ____________________________
         Its:

         By: _______________________
         Its:

                                   EXHIBIT "A"

                              ____________ , 20____

Discovery Bancorp
1145 San Marino Drive, Suite 346
San Marcos, California 92069

Gentlemen:

      On this ___ day of ________, 20___, the undersigned has received, pursuant to the Discovery Bancorp 2004 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Southwest Community Bancorp (the "Corporation") and the undersigned, dated _________, 20___ an option to purchase _________ shares of the common stock, no par value, of the Corporation (the "Stock").

      In consideration of the grant of such option by the Corporation:

      1. I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

      2. I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to the Corporation that the transfer will not violate the federal securities laws.

      3. I understand that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any Stock pursuant to the Plan without the Corporation first registering the same under the Securities Act of 1933, as amended.

      4. I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the

Securities Act of 1933 and that stop transfer orders will be placed against the shares with the Corporation's transfer agent.

      5. In further consideration for the grant of an option to purchase Stock of Corporation, the undersigned hereby agrees to indemnify you and hold you harmless against all liability, cost, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale of shares of Stock issued by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

                                 Very truly yours,

                                 (Signature)

                                 (Type or Print Name)

                                   EXHIBIT "B"

                               ___________, 20____

Discovery Bancorp
1145 San Marino Drive, Suite 346
San Marcos, California 92069

Gentlemen:

      On this ___ day of _________, 20___, the undersigned has acquired, pursuant to the Discovery Bancorp 2004 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Southwest Community Bancorp (the "Corporation") and the undersigned, dated ______, 20___,______ (______) shares of the Common Stock, no par value, of the Corporation (the "Stock"). In consideration of the issuance by the Corporation to the undersigned of said shares of its Common Stock:

      1. I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

      2. I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of the Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

      3. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

      4. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO DISCOVERY BANCORP, THAT REGISTRATION IS NOT REQUIRED."

      5. I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

      6. In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify you and hold you harmless against all liability, costs, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale by the undersigned of any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

                                 Very truly yours,

                                 (Signature)

                                 (Type or Print Your Name)